Scudder
Capital Growth
Fund

Annual Report
September 30, 1995

o A fund designed to maximize long-term capital growth through a diversified portfolio of growth-oriented common stocks.

o A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER CAPITAL GROWTH FUND

IN BRIEF

* Scudder Capital Growth Fund returned a strong 21.96% for the 12 months ended September 30, 1995, based on a $3.38 per share increase in net asset value and a $0.73 per share capital gain distribution.

* The Fund adjusted its approach to pursuing capital appreciation during the year, focusing on those stocks believed to be undervalued on the basis of such analytical measures as price-to-cash-flow and price-to-earnings.

* The Fund's high concentrations of the past few years in such sectors as communications, media, and retail were reduced during the year due to valuation concerns and the uncertain prospects for continued earnings growth in the months ahead.

* Holdings were also reduced in areas where earnings currently are strong but stock prices are particularly sensitive to earnings disappointments, as is the case with many technology stocks.

CONTENTS

   2 In Brief

   3 Letter from the Fund's President

   4 Performance Update

   5 Portfolio Summary

   6 Portfolio Management Discussion

   9 Investment Portfolio

  16 Financial Statements

  19 Financial Highlights

  20 Notes to Financial Statements

  26 Report of Independent Accountants

  27 Tax Information

  29 Officers and Trustees

  30 Investment Products
     and Services

  31 How to Contact
     Scudder

LETTER FROM THE FUND'S PRESIDENT

Dear Shareholders,

         Falling interest rates, strong earnings growth, and a weak dollar combined to create a favorable environment for the U.S. stock market in recent months. Stock prices rallied sharply, and Scudder Capital Growth Fund returned 24.36% in the first nine months of 1995 and 21.96% for its full fiscal year.

         As you know, the Fund adjusted its investment approach during the year to include a greater emphasis on undervalued companies that historically have provided above-average returns. A value-oriented approach is an attractive strategy in any environment. However, after such impressive gains in stock prices this year, we would not be surprised to see some correction related to the potential for an economic slowdown. We believe that the long-term outlook for U.S. equities remains favorable, characterized by low inflation, low interest rates, and strong though slowing profit growth.

         I would like to take this opportunity to announce the addition of Lois Friedman to the Scudder Capital Growth Fund portfolio management team. Lois is a Vice President of Scudder, Stevens & Clark, Inc. and a member of Scudder's Global Equity Group. She joined Scudder in 1994 as a healthcare analyst, covering the industry on a global basis. Prior to joining Scudder, she worked at Putnam Investments, following the healthcare, restaurant, and supermarket industries.

         If you have questions about the Fund or your investments, please call a Scudder Investor Relations representative at 1-800-225-2470. Page 31 provides more information on how to contact Scudder. Thank you for choosing Scudder Capital Growth Fund to help meet your investment needs.

                               Sincerely,

                               /s/Daniel Pierce

                               Daniel Pierce
                               President,
                               Scudder Capital Growth Fund

Scudder Capital Growth Fund
Performance Update as of September 30, 1995
-----------------------------------------------------------------
Growth of a $10,000 Investment
-----------------------------------------------------------------
Scudder Capital Growth Fund
----------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
9/30/95   $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $12,196    21.96%    21.96%
5 Year    $23,060   130.60%    18.19%
10 Year   $40,205   302.05%    14.93%

S&P 500 Index
--------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
9/30/95   $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $12,975    29.75%    29.75%
5 Year    $22,143   121.43%    17.22%
10 Year   $44,259   342.59%    16.03%

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Yearly periods ended September 30

Scudder Capital Growth Fund
Year            Amount
----------------------
85             $10,000
86             $12,846
87             $17,860
88             $16,858
89             $24,284
90             $17,435
91             $25,428
92             $26,856
93             $34,600
94             $32,967
95             $40,205

S&P 500 Index
Year            Amount
----------------------
85             $10,000
86             $13,174
87             $18,894
88             $16,558
89             $22,023
90             $19,988
91             $26,217
92             $29,114
93             $32,900
94             $34,112
95             $44,259

The Standard & Poor's (S&P) 500 Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-The-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.



-----------------------------------------------------------------
Returns and Per Share Information
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

Yearly periods ended September 30
---------------------------------

                       1986    1987    1988    1989    1990    1991    1992    1993    1994    1995
                     --------------------------------------------------------------------------------
Net Asset Value...   $17.17  $20.41  $16.10  $22.30  $14.77  $19.30  $19.12  $23.06  $19.54  $22.92
Income Dividends..   $  .23  $  .23  $  .20  $  .07  $  .16  $  .37  $  .22  $  .10  $   --  $   --
Capital Gains
Distributions.....   $ 1.88  $ 2.46  $ 2.38  $  .55  $ 1.45  $ 1.35  $  .98  $ 1.25  $ 2.62  $  .73
Fund Total
Return (%)........    28.46   39.03   -5.61   44.05  -28.20   45.85    5.61   28.83   -4.72   21.96
Index Total
Return (%)........    31.74   43.42  -12.39   32.95   -9.24   31.09   11.04   12.97    3.68   29.75

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.
Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

Portfolio Summary as of September 30, 1995
---------------------------------------------------------------------------
Diversification
---------------------------------------------------------------------------

Equity Securities        97%              The Fund has remained near
Fixed Income Securities   1%              fully invested, given the
Cash Equivalents          2%              dramatic rise in the U.S.
                        ----              stock prices this year.
                        100%
                        ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
Sectors (Excludes Cash Equivalents and Debt)
--------------------------------------------------------------------------
Financial               17%
Manufacturing           11%
Health                  11%               With the increasing likelihood
Consumer Staples        11%               of an economic slowdown in 1996,
Energy                   8%               we have focused on traditional
Consumer Discretionary   8%               growth sectors at the expense
Communications           8%               of economically sensitive stocks.
Durables                 6%
Service Industries       5%
Other                   15%
                       ----
                       100%
                       ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------
 1. Columbia/HCA Healthcare Corp.
        Leading hospital management company
 2. American Telephone & Telegraph Co.
        Telecommunication services and business systems
 3. Philip Morris Companies Inc.
        Tobacco, food products and brewing
 4. Aetna Life & Casualty Co.
        Multiline insurance company
 5. Exxon Corp.
        International energy company
 6. Bankers Trust New York Corp.
        Commercial banking
 7. RJR Nabisco Holdings Corp.
        Manufacturer of tobacco and food products
 8. Boeing Co.
        Manufacturer of jet airplanes
 9. Dillard Department Stores, Inc.
        Department stores in southwest U.S.
10. Lockheed Martin Corp.
        Manufacturer of aircraft, missiles and space equipment

Many of the Fund's ten largest holdings are companies that have restructured or whose stocks are currently out of favor.

For more complete details about the Fund's Investment Portfolio, see page 9.
A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.

SCUDDER CAPITAL GROWTH FUND
PORTFOLIO MANAGEMENT DISCUSSION

Dear Shareholders,

         We are pleased to report a healthy 21.96% total return for Scudder Capital Growth Fund during the 12 months ended September 30, 1995. The Fund's net asset value rose $3.38 per share during the year to $22.92 at the end of September, reflecting the strong rise in U.S. equity securities in 1995. Also included in the return was a $0.73 per share capital gain distribution. For the same time period the unmanaged S&P 500 Index returned 29.75%. While strong, the Fund's return for the 12-month period lagged that of the S&P 500 largely due to weak performance among its communications, media, gaming, and retail holdings in late 1994 and early 1995.

         In recent months, the stock market environment in the United States has been influenced primarily by two factors: interest rates and earnings growth. The fear of inflation all but disappeared this year, enabling interest rates to decline. The Federal Reserve furthered this trend by lowering the federal funds rate by 0.25% in July after a series of rate hikes in 1994 and early '95. Lower rates have allowed companies to reduce their borrowing costs and increase their investment in plants and equipment. Stock prices have risen sharply. On the other hand, moderating growth in some pockets of the economy, the recent rise in the value of the dollar (which impacts the earnings of U.S. companies that sell or operate overseas), and heightened earnings expectations have made many stock prices vulnerable to earnings disappointments.

                     Valuation and Profits Outlook
                  Prompts Change in Sector Allocation

         While earnings have yet to show real signs of weakness, we believe the slowing economy will eventually take its toll, and that earnings will increasingly be revised downward over the next 12 months. Adding to the pressure on earnings are deflationary forces such as improved technologies and increased global competition, which have made price increases difficult or impossible and have squeezed profit margins for manufacturers and retailers. As a result, we trimmed areas where current valuations and earnings prospects no longer supported overweighting. With the proceeds from these sales, the Fund bought attractively valued stocks that we believe are less likely to suffer when earnings turn down, as well as those we think will continue to produce strong earnings growth despite a slowdown in economic activity. Recent purchases include stocks in the financial, tobacco, aerospace, consumer staples, and healthcare sectors.

PORTFOLIO MANAGEMENT DISCUSSION

So far the results of these changes have been positive. After lagging the S&P 500 in the first half of the fiscal year, the Fund has been an outperformer for the six months ended September 30, 1995, with a 20.25% total return versus 18.25% for the unmanaged index.

                   The Fund's Sector Allocation Has Changed
                          Dramatically Over The Year

             (Five Largest Sector Weightings Then and Now)

    -------------------------------------   ---------------------------------
                  9/30/94                               9/30/95
    -------------------------------------   ---------------------------------
    Consumer Discretionary           21%    Financial                    17%
    -------------------------------------   ---------------------------------
    Media                            20%    Manufacturing                11%
    -------------------------------------   ---------------------------------
    Communications                   13%    Health                       11%
    -------------------------------------   ---------------------------------
    Technology                        9%    Consumer Staples             11%
    -------------------------------------   ---------------------------------
    Financial                         8%    Energy                        8%
    -------------------------------------   ---------------------------------

                     Focusing on Undervalued Stocks

         When selecting stocks for purchase, we have utilized traditional valuation measures such as price-to-book, price-to-earnings, and price-to-cash-flow, viewed against the industry in which a company operates and against the stock's historic valuations. In addition, we look for companies whose earnings are depressed, but whose prospects for future earnings growth are good. Right now, these companies are hard to find. At this late stage in the economic cycle, many companies are over-earning their historic averages and are also overvalued -- but there are exceptions. Recent purchases include BankAmerica Corp. and Liz Claiborne, which we think will excel despite a less-than-rosy outlook for the retail sector as a whole; and Columbia Healthcare, a stock that is reasonably valued and yet has the potential to continue generating strong earnings gains through the acquisition of hospitals. Additionally, we favored select insurance companies such as Aetna Life & Casualty, due to the potential cost savings that could arise from restructuring in that sector. Similarly, we purchased Lockheed Martin in the aerospace sector,

PORTFOLIO MANAGEMENT DISCUSSION

because the company's recent merger with Martin Marietta has produced substantial cost savings and freed cash for such things as stock buybacks.

         When considering stocks for sale we have looked for extremes in valuation, as in the case of Microsoft, which was trading at 40 times earnings when we sold it. Overall, the Fund's technology weighting declined in recent months from 9.0% of equity at the start of the period to 4.5% on September 30 -- despite a compelling case for the industry's long-term growth. After a very strong run-up this year, we believe many technology stocks fully reflect their near-term potential and are vulnerable to earnings disappointments. Of course, there are exceptions here, too. Hewlett Packard, for example, has not enjoyed the price gains of other stocks, yet the company displays the potential for continued strong earnings growth.

                             Looking Ahead

          Given the likelihood of an economic slowdown sometime in 1996, we believe the Fund's defensive leaning, with its focus on companies that are undervalued and thus less susceptible to earnings disappointments, is appropriate. Moreover, our selection of traditionally less volatile growth stocks (such as those in the consumer staples, healthcare, and financial service sectors) should provide positive returns for the portfolio regardless of a slowdown in economic activity. While the portfolio has been structured to generate positive returns in a slowing economy, we have been careful to avoid placing too large an emphasis on one sector over another. At this point, it is still too early to tell which sectors will produce the best returns in the months ahead.

         Thank you for your continued interest in Scudder Capital Growth Fund.

Sincerely,

Your Portfolio Management Team

/s/Kathleen T. Millard              /s/Lois R. Friedman

Kathleen T. Millard                 Lois R. Friedman

Scudder Capital Growth Fund:
A Team Approach to Investing

     Scudder Capital Growth Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supportd by Scudder's large staff of economists, research analysts, traders, and other investment specialists who work in Scudder's offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's intensive resources.

     Lead Portfolio Manager Kathleen T. Millard assumed responsibility for the Fund's day-to-day management in 1995. Ms. Millard, who joined Scudder in 1991, has been involved in the investment industry since 1983 and has worked as a portfolio manager since 1986. Lois R. Friedman, Portfolio Manager, joined the Fund in 1995 and Scudder in 1994 and has eight years of experience as an equity analyst.

INVESTMENT PORTFOLIO  as of September 30, 1995

                            % OF               PRINCIPAL                                                            MARKET
                         PORTFOLIO             AMOUNT ($)                                                          VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
                            1.0%             REPURCHASE AGREEMENT

                                              14,335,000   Repurchase Agreement with UBS Securities
                                                             Inc. dated 9/29/95 at 6.05% to be
                                                             repurchased at $14,342,227 on 10/2/95,
                                                             collateralized by a $9,685,000
                                                             U.S. Treasury Note, 11.25%, 2/15/15
                                                             (Cost $14,335,000)  . . . . . . . . . . . . . . . .    14,335,000
                                                                                                                   -----------

                            1.0%             COMMERCIAL PAPER

FINANCIAL

OTHER FINANCIAL COMPANIES                     15,000,000   Deutsche Bank Financial Inc., 5.75%,  10/10/95
                                                             (Cost $14,978,437) . . . . . . . . . . . . . . . .     14,978,437
                                                                                                                   -----------

                            1.0%             FOREIGN BONDS - U.S. $ Denominated

                                               2,500,000   Argentine Republic Step-Up Series L,
                                                             5%, 3/31/23  . . . . . . . . . . . . . . . . . . .      1,212,500

                                               3,750,000   Argentine Republic Floating Rate Note,
                                                             6.81%, 3/31/05 . . . . . . . . . . . . . . . . . .      2,325,000

                                                 750,000   Federative Republic of Brazil Variable Rate
                                                             Par Bond, 4.25%, 4/15/24 . . . . . . . . . . . . .        363,750

                                                 593,750   Federative Republic of Brazil IDU,
                                                             Floating Rate Bond, 6.69%, 1/1/01. . . . . . . . .        503,203

                                               2,125,000   Federative Republic of Brazil Floating Rate
                                                             Note, 7.25%, 4/15/06 . . . . . . . . . . . . . . .      1,413,125

                                               2,000,000   Federative Republic of Brazil Floating Rate
                                                             Conversion Bond, 7.31%, 4/15/12. . . . . . . . . .      1,153,740

                                               1,560,600   Federative Republic of Brazil Variable Rate
                                                            Conversion Bond "C", 6%, 4/15/14. . . . . . . . . .        829,069

                                                 250,000   Republic of Bulgaria Interest Arrears Floating
                                                            Rate Bond, 6.75%, 7/28/11 . . . . . . . . . . . . .        112,812

                                                 500,000   Republic of Bulgaria Floating Rate Note,
                                                            Tranche A, 6.75%, 7/28/24 . . . . . . . . . . . . .        253,750

                                               2,042,972   Republic of Ecuador Global Floating Rate Bond,
                                                            4.28%, 2/27/15. . . . . . . . . . . . . . . . . . .        658,859

                                                 975,000   Republic of Ecuador Global Floating Rate Bond,
                                                            6.81%, 2/28/25. . . . . . . . . . . . . . . . . . .        477,750

                                               1,500,000   Republic of Panama Floating Rate Note,
                                                            7.25%, 5/10/02. . . . . . . . . . . . . . . . . . .      1,211,250

                                               2,625,000   Republic of Poland Floating Rate Step-Up Note,
                                                            3.25%, 10/27/14 . . . . . . . . . . . . . . . . . .      1,660,312

                                               1,250,000   Republic of Poland Global Discount Floating
                                                            Rate Note, 7.13%, 10/27/24  . . . . . . . . . . . .        967,187


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

SCUDDER CAPITAL GROWTH FUND


                            % OF               PRINCIPAL                                                            MARKET
                         PORTFOLIO             AMOUNT ($)                                                          VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------

                                              1,500,000    Republic of Venezuela Collateralized Fixed
                                                             Rate Par Bond (Detachable Oil Price
                                                             Indexed Value Recovery Warrants),
                                                             Series A, 6.75%, 3/31/20 . . . . . . . . . . . . .        766,874

                                                750,000    Republic of Venezuela Floating Rate Debt
                                                             Conversion Bond Series DL, 6.81%, 12/18/07 . . . .        377,813

                                              1,000,000    United Mexican States Collateralized Fixed
                                                             Rate Par Bond (Detachable Oil Price
                                                             Indexed Value Recovery Rights),
                                                             Series A, 6.25%, 12/31/19  . . . . . . . . . . . .        608,750

                                              1,500,000    United Mexican States Collateralized Fixed
                                                             Rate Par Bond (Detachable Oil Price
                                                             Indexed Value Recovery Rights),
                                                             Series B, 6.25%, 12/31/19  . . . . . . . . . . . .        913,125
                                                                                                                   -----------
                                                           Total Foreign Bonds - U.S.$ Denominated
                                                             (Cost $15,305,970) . . . . . . . . . . . . . . . .     15,808,869
                                                                                                                   -----------

                            0.0%             FOREIGN BONDS - Non-U.S. $ Denominated

                                       MXP    1,380,000    United Mexican States Treasury Bill, 12/28/95
                                                             (Cost $198,212)  . . . .  . . . . . . . . . .  . .        198,897
                                                                                                                   -----------

                            1.4%             CONVERTIBLE BOND

CONSUMER DISCRETIONARY      0.3%

DEPARTMENT & CHAIN STORES                     4,000,000    Federated Department Stores, Inc.
                                                             debenture, 5%, 10/1/03 . . . . . . . . . . . . . .      4,080,000
                                                                                                                   -----------

SERVICE INDUSTRIES          1.1%

MISCELLANEOUS COMMERCIAL
SERVICES                                     37,000,000    ADT Operations Inc. LYON, 7/6/10 . . . . . . . . . .     16,187,500
                                                                                                                   -----------
                                                           Total Convertible Bonds (Cost $18,937,425) . . . . .     20,267,500
                                                                                                                   -----------

                            0.3%             PREFERRED STOCKS
                                                SHARES
-------------------------------------------------------------------------------------------------------------------------------
FINANCIAL

BANKS                                            40,000    First Nationwide Bank, non-cum. 11.5%
                                                             (Cost $4,040,000)  . . . . . . . . . . . . . . . .      4,440,000
                                                                                                                   -----------


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

INVESTMENT PORTFOLIO

                            % OF                                                                                    MARKET
                         PORTFOLIO              SHARES                                                             VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
                           95.3%             COMMON STOCKS

CONSUMER DISCRETIONARY      7.6%

APPAREL & SHOES             1.4%                799,700    Liz Claiborne Inc. . . . . . . . . . . . . . . . . .     20,192,425
                                                                                                                   -----------

DEPARTMENT & CHAIN STORES   4.8%                134,200    Dayton Hudson Corp.  . . . . . . . . . . . . . . . .     10,182,425

                                                688,400    Dillard Department Stores, Inc. "A"  . . . . . . . .     21,942,750

                                                186,000    Federated Department Stores, Inc.*   . . . . . . . .      5,277,750

                                                315,600    J.C. Penney Co., Inc.  . . . . . . . . . . . . . . .     15,661,650

                                                266,700    May Department Stores  . . . . . . . . . . . . . . .     11,668,125

                                                280,000    Wal-Mart Stores Inc. . . . . . . . . . . . . . . . .      6,965,000
                                                                                                                   -----------
                                                                                                                    71,697,700
                                                                                                                   -----------

HOTELS & CASINOS            1.0%                618,500    Carnival Corp., Class A  . . . . . . . . . . . . . .     14,844,000
                                                                                                                   -----------

RECREATIONAL PRODUCTS       0.4%                257,500    Acclaim Entertainment Inc.*  . . . . . . . . . . . .      6,630,625
                                                                                                                   -----------
CONSUMER STAPLES           10.3%

ALCOHOL & TOBACCO           5.0%                293,600    Anheuser Busch Companies, Inc. . . . . . . . . . . .     18,313,300

                                                394,600    Philip Morris Companies Inc. . . . . . . . . . . . .     32,949,100

                                                710,100    RJR Nabisco Holdings Corp. . . . . . . . . . . . . .     22,989,488
                                                                                                                   -----------
                                                                                                                    74,251,888
                                                                                                                   -----------
FOOD & BEVERAGE             4.5%                245,600    Albertson's Inc. . . . . . . . . . . . . . . . . . .      8,381,100

                                                341,600    American Stores Co.  . . . . . . . . . . . . . . . .      9,692,900

                                                377,000    ConAgra Inc. . . . . . . . . . . . . . . . . . . . .     14,938,625

                                                250,500    General Mills, Inc.  . . . . . . . . . . . . . . . . .   13,965,375

                                                 81,200    Hershey Foods Corp.  . . . . . . . . . . . . . . . . .    5,227,250

                                                300,900    PepsiCo Inc. . . . . . . . . . . . . . . . . . . . . .   15,345,900
                                                                                                                   -----------
                                                                                                                    67,551,150
                                                                                                                   -----------
PACKAGE GOODS/COSMETICS     0.8%                164,600    Clorox Co. . . . . . . . . . . . . . . . . . . . . . .   11,748,325
                                                                                                                   -----------
HEALTH                     10.7%

BIOTECHNOLOGY               0.8%                200,000    Biogen Inc.* . . . . . . . . . . . . . . . . . . . . .   12,000,000
                                                                                                                   -----------
HOSPITAL MANAGEMENT         2.4%                735,500    Columbia/HCA Healthcare Corp.  . . . . . . . . . . . .   35,763,687
                                                                                                                   -----------
MEDICAL SUPPLY & SPECIALTY  1.2%                235,700    Becton, Dickinson & Co.  . . . . . . . . . . . . . .     14,819,637

                                                121,400    Bergen Brunswig Corp. "A". . . . . . . . . . . . . . .    2,594,925
                                                                                                                   -----------
                                                                                                                    17,414,562
                                                                                                                   -----------
PHARMACEUTICALS             6.3%                184,100    American Home Products Corp. . . . . . . . . . . . . .   15,625,487

                                                413,100    BioChem Pharma, Inc.*. . . . . . . . . . . . . . . . .   13,167,562

                                                281,500    Carter-Wallace Inc.  . . . . . . . . . . . . . . . . .    3,518,750

                                                159,900    Eli Lilly Co.  . . . . . . . . . . . . . . . . . . . .   14,371,013

                                                280,000    Merck & Co. Inc. . . . . . . . . . . . . . . . . . . .   15,680,000

                                                309,900    Schering-Plough Corp.  . . . . . . . . . . . . . . . .   15,959,850

                                                315,400    SmithKline Beecham PLC (ADR) . . . . . . . . . . . . .   15,967,125
                                                                                                                   -----------
                                                                                                                    94,289,787
                                                                                                                   -----------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

SCUDDER CAPITAL GROWTH FUND

                            % OF                                                                                    MARKET
                         PORTFOLIO              SHARES                                                             VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS              7.4%

CELLULAR TELEPHONE          0.6%                240,755    Associated Group, Inc. "A"*  . . . . . . . . . . . .      4,995,666

                                                178,455    Associated Group, Inc. "B"*  . . . . . . . . . . . .      3,702,941
                                                                                                                   -----------
                                                                                                                     8,698,607
                                                                                                                   -----------
TELEPHONE/COMMUNICATIONS    6.8%                540,500    American Telephone & Telegraph Co. . . . . . . . . .     35,537,875

                                                146,900    Bell Atlantic Corp.  . . . . . . . . . . . . . . . .      9,015,987

                                                302,200    Century Telephone Enterprises  . . . . . . . . . . .      9,179,325

                                                356,500    GTE Corp.  . . . . . . . . . . . . . . . . . . . . .     13,992,625

                                                553,000    MCI Communications Corp. . . . . . . . . . . . . . .     14,412,563

                                                282,500    Sprint Corp. . . . . . . . . . . . . . . . . . . . .      9,887,500

                                                383,000    Tele Danmark A/S (ADR) . . . . . . . . . . . . . . .      9,910,125
                                                                                                                   -----------
                                                                                                                   101,936,000
                                                                                                                   -----------
FINANCIAL                  16.3%

BANKS                       4.8%                123,600    BankAmerica Corp.  . . . . . . . . . . . . . . . . .      7,400,550

                                                363,900    Bankers Trust New York Corp. . . . . . . . . . . . .     25,563,975

                                                236,000    Citicorp . . . . . . . . . . . . . . . . . . . . . .     16,697,000

                                                238,600    Golden West Financial Corp.  . . . . . . . . . . . .     12,049,300

                                                342,100    PNC Bank Corp. . . . . . . . . . . . . . . . . . . .      9,536,038
                                                                                                                   -----------
                                                                                                                    71,246,863
                                                                                                                   -----------
INSURANCE                   8.2%                404,500    Aetna Life & Casualty Co.  . . . . . . . . . . . . .     29,680,187

                                                382,100    Allstate Corp. . . . . . . . . . . . . . . . . . . .     13,516,787

                                                222,900    American International Group, Inc. . . . . . . . . .     18,946,500

                                                262,500    EXEL, Ltd. . . . . . . . . . . . . . . . . . . . . .     15,257,813

                                                 99,000    General Re Corp. . . . . . . . . . . . . . . . . . .     14,949,000

                                                114,500    Liberty Corp.  . . . . . . . . . . . . . . . . . . .      3,721,250

                                                179,600    MBIA Inc.  . . . . . . . . . . . . . . . . . . . . .     12,661,800

                                                194,800    PMI Group, Inc.  . . . . . . . . . . . . . . . . . .      9,228,650

                                                 85,700    UNUM Corp. . . . . . . . . . . . . . . . . . . . . .      4,520,675
                                                                                                                   -----------
                                                                                                                   122,482,662
                                                                                                                   -----------
OTHER FINANCIAL COMPANIES   3.3%                205,200    Federal National Mortgage Association  . . . . . . .     21,238,200

                                                173,700    Salomon Inc. . . . . . . . . . . . . . . . . . . . .      6,644,025

                                                401,800    Student Loan Marketing Association . . . . . . . . .     21,697,200
                                                                                                                   -----------
                                                                                                                    49,579,425
                                                                                                                   -----------
MEDIA                       3.0%

BROADCASTING &
ENTERTAINMENT               1.8%                321,500    Time Warner Inc. . . . . . . . . . . . . . . . . . .     12,779,625

                                                288,174    Viacom Inc. "B"* . . . . . . . . . . . . . . . . . .     14,336,657
                                                                                                                   -----------
                                                                                                                    27,116,282
                                                                                                                   -----------
CABLE TELEVISION            0.8%                575,950    Comcast Corp. "A"  . . . . . . . . . . . . . . . . .     11,519,000
                                                                                                                   -----------
PRINT MEDIA                 0.4%                218,100    Times Mirror Co. "A" . . . . . . . . . . . . . . . .      6,270,375
                                                                                                                   -----------
SERVICE INDUSTRIES          3.3%

EDP SERVICES                1.1%                190,500    Automatic Data Processing, Inc.  . . . . . . . . . .     12,977,812


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

INVESTMENT PORTFOLIO

                            % OF                                                                                    MARKET
                         PORTFOLIO              SHARES                                                             VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
                                                 83,700    General Motors Corp. "E" . . . . . . . . . . . . . .      3,808,350
                                                                                                                   -----------
                                                                                                                    16,786,162
                                                                                                                   -----------
INVESTMENT                  0.7%                184,700    Franklin Resources Inc.  . . . . . . . . . . . . . .     10,643,337
                                                                                                                   -----------
MISCELLANEOUS CONSUMER
SERVICES                    1.0%                395,300    H & R Block Inc.   . . . . . . . . . . . . . . . . .     15,021,400
                                                                                                                   -----------
PRINTING/PUBLISHING         0.5%                144,700    Reuters Holdings PLC "B" (ADR) . . . . . . . . . . .      7,651,013
                                                                                                                   -----------
DURABLES                    5.8%

AEROSPACE                   5.0%                220,000    Aviall, Inc.   . . . . . . . . . . . . . . . . . . .      1,897,500

                                                336,000    Boeing Co.   . . . . . . . . . . . . . . . . . . . .     22,932,000

                                                326,700    Lockheed Martin Corp.  . . . . . . . . . . . . . . .     21,929,738

                                                792,000    Rohr Industries Inc.*  . . . . . . . . . . . . . . .     12,870,000

                                                172,600    United Technologies Corp.  . . . . . . . . . . . . .     15,253,525
                                                                                                                   -----------
                                                                                                                    74,882,763
                                                                                                                   -----------
AUTOMOBILES                 0.8%                256,300    General Motors Corp.   . . . . . . . . . . . . . . .     12,014,062
                                                                                                                   -----------
MANUFACTURING              11.0%

CHEMICALS                   3.2%                191,700    B.F. Goodrich Co., Inc.  . . . . . . . . . . . . . .     12,628,238

                                                183,300    Dow Chemical Co.   . . . . . . . . . . . . . . . . .     13,655,850

                                                108,800    E.I. du Pont de Nemours & Co.  . . . . . . . . . . .      7,480,000

                                                535,600    Praxair Inc.   . . . . . . . . . . . . . . . . . .  .    14,327,300
                                                                                                                   -----------
                                                                                                                    48,091,388
                                                                                                                   -----------
CONTAINERS & PAPER          2.9%                232,600    International Paper Co.  . . . . . . . . . . . . . .      9,769,200

                                                468,800    James River Corp. of Virginia  . . . . . . . . . . .     15,001,600

                                                278,600    Kimberly-Clark Corp.   . . . . . . . . . . . . . . .     18,701,025
                                                                                                                   -----------
                                                                                                                    43,471,825
                                                                                                                   -----------
DIVERSIFIED MANUFACTURING   3.2%                396,700    Canadian Pacific Ltd.  . . . . . . . . . . . . . . .      6,347,200

                                                289,300    General Electric Co. . . . . . . . . . . . . . . . .     18,442,875

                                                 83,500    Honeywell, Inc.  . . . . . . . . . . . . . . . . . .      3,580,063

                                                 59,700    Olin Corp. . . . . . . . . . . . . . . . . . . . . .      4,104,375

                                                142,000    Textron, Inc.  . . . . . . . . . . . . . . . . . . .      9,691,500

                                                104,550    Thermo Electron Corp.*   . . . . . . . . . . . . . .      4,848,506
                                                                                                                   -----------
                                                                                                                    47,014,519
                                                                                                                   -----------
ELECTRICAL PRODUCTS         0.9%                263,700    Philips NV (New York shares) . . . . . . . . . . . .     12,855,375
                                                                                                                   -----------
SPECIALTY CHEMICALS         0.8%                301,600    Betz Laboratories Inc. . . . . . . . . . . . . . . .     12,327,900
                                                                                                                   -----------
TECHNOLOGY                  4.3%

EDP PERIPHERALS             0.2%                222,900    Intergraph Corp.*  . . . . . . . . . . . . . . . . .      2,702,663
                                                                                                                   -----------
ELECTRONIC COMPONENTS/
DISTRIBUTORS                0.7%                120,000    AMP Inc. . . . . . . . . . . . . . . . . . . . . . .      4,620,000

                                                102,900    Avnet, Inc.  . . . . . . . . . . . . . . . . . . . .      5,312,212

                                                    118    Samsung Electronics Co., Ltd. (b)*   . . . . . . . .         28,128
                                                                                                                   -----------
                                                                                                                     9,960,340
                                                                                                                   -----------
ELECTRONIC DATA PROCESSING  1.9%                118,800    Compaq Computers Corp.*  . . . . . . . . . . . . . .      5,746,950


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

SCUDDER CAPITAL GROWTH FUND

                            % OF                                                                                    MARKET
                         PORTFOLIO              SHARES                                                             VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
                                                160,000    Digital Equipment Corp.* . . . . . . . . . . . . . .      7,300,000

                                                 88,200    Hewlett-Packard Co.  . . . . . . . . . . . . . . . .      7,353,675

                                                 77,700    International Business Machines Corp.  . . . . . . .      7,332,938
                                                                                                                   -----------
                                                                                                                    27,733,563
                                                                                                                   -----------
MILITARY ELECTRONICS        0.7%                187,300    Loral Corp.  . . . . . . . . . . . . . . . . . . . .     10,676,100
                                                                                                                   -----------
OFFICE/PLANT AUTOMATION     0.6%                150,800    Cabletron Systems Inc.*  . . . . . . . . . . . . . .      9,933,950
                                                                                                                   -----------
PRECISION INSTRUMENTS       0.2%                103,500    Perkin-Elmer Corp. . . . . . . . . . . . . . . . . .      3,687,188
                                                                                                                   -----------
ENERGY                      8.0%

ENGINEERING                 0.4%                175,800    Foster Wheeler Corp. . . . . . . . . . . . . . . . .      6,218,925

                                                                                                                   -----------
OIL & GAS PRODUCTION        0.7%                230,500    Triton Energy Corp.  . . . . . . . . . . . . . . . .     11,150,438
                                                                                                                   -----------
OIL COMPANIES               5.4%                115,800    Amoco Corp.  . . . . . . . . . . . . . . . . . . . .      7,425,675

                                                200,000    Chevron Corp.  . . . . . . . . . . . . . . . . . . .      9,725,000

                                                392,600    Exxon Corp.  . . . . . . . . . . . . . . . . . . . .     28,365,350

                                                147,900    Mobil Corp.  . . . . . . . . . . . . . . . . . . . .     14,734,538

                                                 34,000    Royal Dutch Petroleum Co.  . . . . . . . . . . . . .      4,178,272

                                                 26,000    Royal Dutch Petroleum Co. (New York shares)  . . . .      3,191,500

                                                706,200    YPF SA "D" (ADR) . . . . . . . . . . . . . . . . . .     12,711,600
                                                                                                                   -----------
                                                                                                                    80,331,935
                                                                                                                   -----------
OIL/GAS TRANSMISSION        0.5%                214,400    Enron Corp.  . . . . . . . . . . . . . . . . . . . .      7,182,400
                                                                                                                   -----------
OILFIELD
  SERVICES/EQUIPMENT        1.0%                492,500    Baker Hughes, Inc.   . . . . . . . . . . . . . . . .     10,034,688

                                                 69,600    Schlumberger Ltd.  . . . . . . . . . . . . . . . . .      4,541,400
                                                                                                                   -----------
                                                                                                                    14,576,088
                                                                                                                   -----------
METALS & MINERALS           1.7%

STEEL & METALS                                  425,600    Freeport McMoRan Copper & Gold, Inc. "A" . . . . . .     10,906,000

                                                 27,500    Nucor Corp.  . . . . . . . . . . . . . . . . . . . .      1,230,625

                                                224,100    Reynolds Metals Co.  . . . . . . . . . . . . . . . .     12,941,775
                                                                                                                   -----------
                                                                                                                    25,078,400
                                                                                                                   -----------
CONSTRUCTION                0.6%

FOREST PRODUCTS                                 346,500    Louisiana-Pacific Corp.  . . . . . . . . . . . . . .      8,359,313
                                                                                                                   -----------
TRANSPORTATION              1.3%

AIRLINES                    0.4%                 86,000    AMR Corp.* . . . . . . . . . . . . . . . . . . . . .      6,202,750
                                                                                                                   -----------
RAILROADS                   0.9%                201,500    Consolidated Rail Corp.  . . . . . . . . . . . . . .     13,853,125
                                                                                                                   -----------
UTILITIES                   4.0%

ELECTRIC UTILITIES                            9,999,992    Companhia Energetica de Minas Gerais (pfd.)  . . . .        223,493

                                                386,200    Destec Energy Inc.*  . . . . . . . . . . . . . . . .      5,793,000

                                                120,000    Korea Electric Power Co. . . . . . . . . . . . . . .      4,514,449

                                                333,300    PacifiCorp . . . . . . . . . . . . . . . . . . . . .      6,332,700

                                              1,023,800    PowerGen PLC . . . . . . . . . . . . . . . . . . . .      8,920,810

                                                533,000    Public Service Co. of New Mexico*  . . . . . . . . .      8,727,875

                                                334,400    Southern Company . . . . . . . . . . . . . . . . . .      7,900,200

                                                120,000    TNP Enterprises Inc.   . . . . . . . . . . . . . . .      2,130,000

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

INVESTMENT PORTFOLIO

                                                                                                                    MARKET
                                                SHARES                                                             VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
                                                171,100    Texas Utilities Co., Inc.  . . . . . . . . . . . . .        5,967,113

                                                319,700    Unicom Corp. . . . . . . . . . . . . . . . . . . . .        9,670,925
                                                                                                                   -------------
                                                                                                                      60,180,565
                                                                                                                   -------------
                                                           Total Common Stocks
                                                             (Cost $1,281,927,331)  . . . . . . . . . . . . . .    1,423,820,850
                                                                                                                   -------------
-------------------------------------------------------------------------------------------------------------------------------

                                                           Total Investment Portfolio -- 100.0%
                                                             (Cost $1,349,722,375) (a)  . . . . . . . . . . . .    1,493,849,553
                                                                                                                   -------------
                                                                                                                   -------------

(a)  The cost for federal income tax purposes was $1,352,520,012. At
     September 30, 1995, net unrealized appreciation for all securities based on tax cost was $141,329,541. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $155,503,056 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $14,173,515.

(b) Securities valued in good faith by the Valuation Committee of the Board of Trustees. The cost of these securities at September 30, 1995 aggregated $12,935. See Note A of the Notes to Financial Statements.

*    Non-income producing security.


     At September 30, 1995, outstanding written call options were as follows (Note A):



                                  NUMBER OF    EXPIRATION    STRIKE     MARKET
                                  CONTRACTS       DATE       PRICE     VALUE ($)
                                  -----------------------------------------------
S&P 500 Index . . . . . . . .       1,000        Oct. 95      555       3,087,500
S&P 500 Index . . . . . . . .       2,000        Oct. 95      570       3,800,000
S&P 500 Index . . . . . . . .       2,000        Nov. 95      575       3,325,000
S&P 500 Index . . . . . . . .       1,000        Nov. 95      580       1,500,000
                                                                       ----------
Total outstanding written options (Premiums received $9,993,236). . .  11,712,500
                                                                       ----------
                                                                       ----------

     Transactions in written call options during the year ended September 30, 1995 were as follows:

                                                                    PREMIUMS
                                         NUMBER OF CONTRACTS      RECEIVED ($)
                                         --------------------------------------
Outstanding at
  September 30, 1994 . . . . . . . . .              --                   --
  Contracts written  . . . . . . . . .          24,000             26,479,814
  Contracts closed   . . . . . . . . .         (17,500)           (16,410,456)
  Contracts expired  . . . . . . . . .            (500)               (76,122)
                                         --------------------------------------
Outstanding at
  September 30, 1995 . . . . . . . . .           6,000              9,993,236
                                                 -----             ----------
                                                 -----             ----------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                         SCUDDER CAPITAL GROWTH FUND
                            FINANCIAL STATEMENTS


                STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 1995
--------------------------------------------------------------------------------

ASSETS
Investments, at market (identified cost $1,349,722,375)
        (Note A).............................................                $ 1,493,849,553
Cash.........................................................                            371
Receivables:
        Investments sold.....................................                     81,545,920
        Dividends and interest...............................                      3,541,455
        Fund shares sold.....................................                        738,057
Other assets.................................................                          6,146
                                                                              --------------
                Total assets.................................                  1,579,681,502

LIABILITIES
Payables:

        Investments purchased................................  $74,367,439
        Fund shares redeemed.................................      558,202
        Accrued management fee (Note C)......................      824,204
        Other accrued expenses (Note C)......................      549,793
        Written options, at market (premiums
                received $9,993,236) (Note A)................   11,712,500
                                                               -----------
                Total liabilities............................                     88,012,138
                                                                              --------------
Net assets, at market value..................................                 $1,491,669,364
                                                                              --------------
                                                                              --------------
NET ASSETS
Net assets consist of:
        Unrealized appreciation (depreciation) on:
                Investments..................................                 $  144,127,178
                Written Options..............................                    (1,719,264)
                Foreign currency related transactions........                       (19,590)
        Accumulated net realized gain........................                    225,320,575
        Shares of beneficial interest........................                        650,789
        Additional paid-in capital...........................                  1,123,309,676
                                                                              --------------
Net assets, at market value..................................                 $1,491,669,364
                                                                              --------------
                                                                              --------------
Net asset value, offering and redemption price per
        share ($1,491,669,364 DIVIDED BY 65,078,938
        outstanding shares of beneficial interest,
$.01 par value, unlimited number of shares authorized).......                         $22.92
                                                                                      ------
                                                                                      ------


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
16

                                                            FINANCIAL STATEMENTS

                            STATEMENT OF OPERATIONS

YEAR ENDED SEPTEMBER 30, 1995
--------------------------------------------------------------------------------

INVESTMENT INCOME
Income:
Dividends (net of foreign taxes withheld of $295,631)........                  $ 18,582,279
Interest.....................................................                     3,107,159
                                                                               ------------
                                                                                 21,689,438
Expenses:
Management fee (Note C)......................................  $  9,118,015
Services to shareholders (Note C)............................     3,080,572
Custodian and accounting fees (Note C).......................       413,975
Trustees' fees (Note C)......................................        42,609
Reports to shareholders......................................       413,706
Auditing.....................................................        48,638
State registration...........................................        33,175
Legal........................................................        17,643
Other........................................................        72,858      13,241,191
                                                               ------------    ------------
Net investment income........................................                     8,448,247
                                                                               ------------
Net realized and unrealized gain (loss) on
        investment transactions
Net realized gain (loss) from:
        Investments..........................................   248,304,942
        Options..............................................   (15,247,243)
        Foreign currency related transactions................      (104,594)    232,953,105
                                                               ------------
Net unrealized appreciation (depreciation) during
        the period on:
        Investments..........................................    34,582,456
        Written Options......................................    (1,719,264)
        Foreign currency related transactions................       (19,590)     32,843,602
                                                               ------------    ------------
Net gain on investment transactions..........................                   265,796,707
                                                                               ------------
Net increase in net assets resulting from operations.........                  $274,244,954
                                                                               ------------
                                                                               ------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

SCUDDER CAPITAL GROWTH FUND


                     STATEMENTS OF CHANGES IN NET ASSETS

                                                                  Years Ended September 30,
                                                                ----------------------------
INCREASE (DECREASE) IN NET ASSETS                                   1995            1994
--------------------------------------------------------------------------------------------
Operations:
Net investment income (loss)................................   $   8,448,247   $   (1,586,189)
Net realized gain from investment transactions..............     232,953,105       82,893,794
Net unrealized appreciation (depreciation) on
        investment transactions during the period...........      32,843,602     (146,799,743)
                                                               -------------   --------------
Net increase (decrease) in net assets
        resulting from operations...........................     274,244,954      (65,492,138)
                                                               -------------   --------------
Distributions to shareholders from
        net realized gains ($.73 and $2.62
        per share, respectively)............................     (48,924,819)    (156,922,223)
                                                              --------------   --------------
Fund share transactions:
Proceeds from shares sold...................................     198,066,318      406,188,595
Net asset value of shares issued to
        shareholders in reinvestment of
        distributions.......................................      47,065,999      150,450,426
Cost of shares redeemed.....................................    (317,084,600)    (383,278,397)
                                                              --------------   --------------
Net increase (decrease) in net assets from
        Fund share transactions.............................     (71,952,283)     173,360,624
                                                              --------------   --------------
Increase (decrease) in net assets...........................     153,367,852      (49,053,737)
Net assets at beginning of period...........................   1,338,301,512    1,387,355,249
                                                              --------------   --------------
Net assets at end of period (including
        accumulated net investment loss of
        $59,464 in 1994)....................................  $1,491,669,364   $1,338,301,512
                                                              --------------   --------------
                                                              --------------   --------------
Other Information
Increase (decrease) in Fund shares
Shares outstanding at beginning of period...................      68,475,991       60,171,937
                                                              --------------   --------------
Shares sold.................................................       9,981,199       19,506,116
Shares issued to shareholders in reinvestment
        of distributions....................................       2,577,547        7,147,289
Shares redeemed.............................................     (15,955,799)     (18,349,351)
                                                              --------------   --------------
Net increase (decrease) in Fund shares......................      (3,397,053)       8,304,054
                                                              --------------   --------------
Shares outstanding at end of period.........................      65,078,938       68,475,991
                                                              --------------   --------------
                                                              --------------   --------------


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                            FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                                        YEARS ENDED SEPTEMBER 30,
                                  -------------------------------------------------------------------------------------------------
                                   1995      1994     1993(b)    1992      1991      1990      1989      1988      1987      1986
                                  ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Net asset value,
   beginning of period . . . . .  $19.54    $23.06    $19.12    $19.30    $14.77    $22.30    $16.10    $20.41    $17.17    $15.35
                                  ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Income from investment
   operations:

      Net investment
        income (loss)  . . . . .     .13      (.02)      .06       .12       .20       .30(a)    .21       .09       .16       .26

      Net realized and
        unrealized gain (loss)
        on investment
        transactions . . . . . .    3.98      (.88)     5.23       .90      6.05     (6.22)     6.61     (1.82)     5.77      3.67
                                  ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
      Total from investment
        operations . . . . . . .    4.11      (.90)     5.29      1.02      6.25     (5.92)     6.82     (1.73)     5.93      3.93
                                  ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Less distributions from:

      Net investment
        income . . . . . . . . .     --        --       (.10)     (.22)     (.37)     (.16)     (.07)     (.20)     (.23)     (.23)

      Net realized gains
        on investment
        transactions . . . . . .    (.73)    (2.62)    (1.25)     (.98)    (1.35)    (1.45)     (.55)    (2.38)    (2.46)    (1.88)
                                  ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Total distributions. . . . . . .    (.73)    (2.62)    (1.35)    (1.20)    (1.72)    (1.61)     (.62)    (2.58)    (2.69)    (2.11)
                                  ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Net asset value,
   end of period . . . . . . . .  $22.92    $19.54    $23.06    $19.12    $19.30    $14.77    $22.30    $16.10    $20.41    $17.17
                                  ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
                                  ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Total Return (%) . . . . . . . .   21.96     (4.72)    28.83      5.61     45.85    (28.20)    44.05     (5.61)    39.03     28.46

Ratios and
Supplemental Data

Net assets, end of
   period ($ millions) . . . . .   1,492     1,338     1,387     1,054     1,058       712     1,013       491       583       414

Ratio of operating
   expenses to average
   net assets (%). . . . . . . .     .98       .97       .96       .98      1.04       .94       .88       .95       .88       .84

Ratio of net
   investment income
   (loss) to average
   net assets (%). . . . . . . .     .62      (.12)      .22       .57      1.24      1.56      1.22       .63       .86      1.50

Portfolio turnover
   rate (%). . . . . . . . . . .   153.6      75.8      92.2      92.4      93.2      87.9      55.7      48.5      58.2      55.8

(a) Net investment income per share includes nonrecurring dividend income amounting to $.14 per share.

(b) Effective October 1, 1992, the Fund discontinued using equalization accounting.

SCUDDER CAPITAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

A.  SIGNIFICANT ACCOUNTING POLICIES

Scudder Capital Growth Fund (the "Fund") is a diversified series of Scudder Equity Trust (the "Trust"). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

SECURITY VALUATION. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the National Association of Securities Dealers Automatic Quotation ("NASDAQ") System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the high or "inside" bid quotation. Securities which are not quoted on the NASDAQ System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees. Securities valued in good faith by the Valuation Committee of the Board of Trustees at fair value amounted to $28,128 (less than .01% of net assets) and have been noted in the investment portfolio as of September 30, 1995.

NOTES TO FINANCIAL STATEMENTS

OPTIONS. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. During the period, the Fund purchased put options and wrote call options on other financial instruments as a hedge against potential adverse price movements in the value of portfolio assets.

If the Fund writes an option and the option expires unexercised, the Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the Fund elects to close out the option it would recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If the Fund purchased an option and allows the option to expire it would realize a loss to the extent of the premium paid. If the Fund elects to close out the option it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

The gain or loss recognized by the Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised the Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked price or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.

When the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's

SCUDDER CAPITAL GROWTH FUND

maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and, that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement and the underlying collateral, is equal to at least 100.5% of the resale price.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain
(loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

NOTES TO FINANCIAL STATEMENTS

     (i) market value of investment securities, other assets and other liabilities at the daily rates of exchange, and

    (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. Earnings and profits distributed to shareholders on redemption of Fund shares ("tax equalization") may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends paid deduction on its federal tax return.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. The differences primarily relate to foreign denominated investments, investments in options, and deferral of certain losses for tax purposes. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ

SCUDDER CAPITAL GROWTH FUND

significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

OTHER. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Original issue discounts and market discounts are accreted for both tax and financial reporting purposes.

B.  PURCHASES AND SALES OF SECURITIES

During the year ended September 30, 1995, purchases and sales of investment securities (excluding short-term investments) aggregated $2,042,293,094 and $2,182,986,483, respectively.

C.  RELATED PARTIES

Under the Fund's Investment Management Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Fund agrees to pay to the Adviser a fee equal to an annual rate of approximately 0.75% of the first $500,000,000 of average daily net assets, 0.65% of the next $500,000,000 of such net assets and 0.60% of such net assets in excess of $1,000,000,000, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The Agreement also provides that if the Fund's expenses, exclusive of taxes, interest, and extraordinary expenses, exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser. For the year ended September 30, 1995, the fee pursuant to the Agreement amounted to $9,118,015 which was equivalent to an annual effective rate of 0.67% of the Fund's average daily net assets.

NOTES TO FINANCIAL STATEMENTS

Scudder Service Corporation ("SSC"), a wholly-owned subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. Included in services to shareholders is $2,650,164 charged to the Fund by SSC for the year ended September 30, 1995, of which $292,229 is unpaid at September 30, 1995.

Effective October 18, 1994, Scudder Fund Accounting Corporation ("SFAC"), a wholly-owned subsidiary of the Adviser, assumed responsibility for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended September 30, 1995, the amount charged to the Fund by SFAC aggregated $152,460, of which $28,581 is unpaid at September 30, 1995.

The Fund pays each of its Trustees not affiliated with the Adviser $4,000 annually plus specified amounts for attended board and committee meetings. For the year ended September 30, 1995, Trustees' fees aggregated $42,609.

SCUDDER CAPITAL GROWTH FUND

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF SCUDDER EQUITY TRUST AND THE SHAREHOLDERS OF SCUDDER CAPITAL GROWTH FUND:

We have audited the accompanying statement of assets and liabilities of Scudder Capital Growth Fund, including the investment portfolio, as of September 30, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Capital Growth Fund as of September 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended, in conformity with generally accepted accounting principles.

Boston, Massachusetts                            COOPERS & LYBRAND L.L.P.

November 6, 1995

                                                                 TAX INFORMATION

The Fund paid distributions of $.575 per share from long-term capital gains during its taxable year ended September 30, 1995. Pursuant to section 852 of the Internal Revenue Code, the Fund designates $181,100,000 as capital gain dividends for the year ended September 30, 1995.

Pursuant to section 854 of the Internal Revenue Code, the Fund designates $15,681,157 as dividends eligible for the dividends received deduction for corporations for the year ended September 30, 1995.

                     (This page intentionally left blank.)

OFFICERS AND TRUSTEES

Daniel Pierce*
    President and Trustee
Paul Bancroft III
    Trustee; Venture Capitalist and Consultant
Thomas J. Devine
    Trustee; Consultant
David S. Lee*
    Vice President and Trustee
Douglas M. Loudon*
    Vice President and Trustee
Dr. Wilson Nolen
    Trustee; Consultant
Juris Padegs*
    Vice President and Trustee
Dr. Gordon Shillinglaw
    Trustee; Professor Emeritus of Accounting, Columbia University Graduate School of Business
Robert G. Stone, Jr.
    Trustee; Chairman of the Board and Director, Kirby Corporation
Robert W. Lear
    Honorary Trustee; Executive-in-Residence, Visiting Professor,
    Columbia University Graduate School of Business
Donald E. Hall*
    Vice President
Jerard K. Hartman*
    Vice President
Thomas W. Joseph*
    Vice President
Kathleen T. Millard*
    Vice President
Thomas F. McDonough*
    Vice President, Secretary and Assistant Treasurer
Pamela A. McGrath*
    Vice President and Treasurer
Edward J. O'Connell*
    Vice President and Assistant Treasurer
Kathryn L. Quirk*
    Vice President and Assistant Secretary
Coleen Downs Dinneen*
    Assistant Secretary
*Scudder, Stevens & Clark, Inc.


INVESTMENT PRODUCTS AND SERVICES

 The Scudder Family of Funds
-----------------------------------------------------------------------------------------------------------------
                 Money Market                                        Income
                   Scudder Cash Investment Trust                       Scudder Emerging Markets Income Fund
                   Scudder U.S. Treasury Money Fund                    Scudder GNMA Fund
                 Tax Free Money Market+                                Scudder Income Fund
                   Scudder Tax Free Money Fund                         Scudder International Bond Fund
                   Scudder California Tax Free Money Fund*             Scudder Short Term Bond Fund
                   Scudder New York Tax Free Money Fund*               Scudder Short Term Global Income Fund
                 Tax Free+                                             Scudder Zero Coupon 2000 Fund
                   Scudder California Tax Free Fund*                 Growth
                   Scudder High Yield Tax Free Fund                    Scudder Capital Growth Fund
                   Scudder Limited Term Tax Free Fund                  Scudder Development Fund
                   Scudder Managed Municipal Bonds                     Scudder Global Fund
                   Scudder Massachusetts Limited Term Tax Free Fund*   Scudder Global Small Company Fund
                   Scudder Massachusetts Tax Free Fund*                Scudder Gold Fund
                   Scudder Medium Term Tax Free Fund                   Scudder Greater Europe Growth Fund
                   Scudder New York Tax Free Fund*                     Scudder International Fund
                   Scudder Ohio Tax Free Fund*                         Scudder Latin America Fund
                   Scudder Pennsylvania Tax Free Fund*                 Scudder Pacific Opportunities Fund
                 Growth and Income                                     Scudder Quality Growth Fund
                   Scudder Balanced Fund                               Scudder Small Company Value Fund
                   Scudder Growth and Income Fund                      Scudder Value Fund
                                                                       The Japan Fund

 Retirement Plans and Tax-Advantaged Investments
-----------------------------------------------------------------------------------------------------------------
                   IRAs                                                403(b) Plans
                   Keogh Plans                                         SEP-IRAs
                   Scudder Horizon Plan+++* (a variable annuity)         Profit Sharing and Money Purchase
                   401(k) Plans                                            Pension Plans

 Closed-End Funds#
-----------------------------------------------------------------------------------------------------------------
                   The Argentina Fund, Inc.                            The Latin America Dollar Income Fund, Inc.
                   The Brazil Fund, Inc.                               Montgomery Street Income Securities, Inc.
                   The First Iberian Fund, Inc.                        Scudder New Asia Fund, Inc.
                   The Korea Fund, Inc.                                Scudder New Europe Fund, Inc.
                                                                       Scudder World Income
                                                                           Opportunities Fund, Inc.

 Institutional Cash Management
-----------------------------------------------------------------------------------------------------------------
                   Scudder Institutional Fund, Inc.                    Scudder Treasurers Trust(TM)++
                   Scudder Fund, Inc.
------------------------------------------------------------------------------------------------------------------

    For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *Not available in all states. +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc. are traded on various stock exchanges. ++For information on Scudder Treasurers Trust,(TM) an institutional cash management service that utilizes certain portfolios of Scudder Fund, Inc. ($100,000 minimum), call 1-800-541-7703.

HOW TO CONTACT SCUDDER

Account Service and Information
-------------------------------------------------------------------------------------------------------------
                                         For existing account service and transactions
                                         SCUDDER INVESTOR RELATIONS
                                         1-800-225-5163

                                         For personalized information about your Scudder accounts;
                                         exchanges and redemptions; or information on any Scudder fund
                                         SCUDDER AUTOMATED INFORMATION LINE (SAIL)
                                         1-800-343-2890

 Investment Information
-------------------------------------------------------------------------------------------------------------
                                         To receive information about the Scudder funds, for additional applications and prospectuses, or for investment questions
                                         SCUDDER INVESTOR RELATIONS
                                         1-800-225-2470

                                         For establishing 401(k) and 403(b) plans
                                         SCUDDER DEFINED CONTRIBUTION SERVICES
                                         1-800-323-6105

 Please address all correspondence to
-------------------------------------------------------------------------------------------------------------
                                         THE SCUDDER FUNDS
                                         P.O. BOX 2291
                                         BOSTON, MASSACHUSETTS
                                         02107-2291

 Or stop by a Scudder Funds Center
-------------------------------------------------------------------------------------------------------------
                                         Many shareholders enjoy the personal,
                                         one-on-one service of the Scudder Funds
                                         Centers. Check for a Funds Center near
                                         you--they can be found in the following
                                         cities:

                                         Boca Raton                            New York
                                         Boston                                Portland, OR
                                         Chicago                               San Diego
                                         Cincinnati                            San Francisco
                                         Los Angeles                           Scottsdale
 -------------------------------------------------------------------------------------------------------------

                                         For information on Scudder Trea-      For information on Scudder
                                         surers Trust,(TM) an institutional    Institutional Funds,* funds
                                         cash management service for           designed to meet the broad
                                         corporations, non-profit organiza-    investment management
                                         tions and trusts that uses certain    and service needs of banks
                                         portfolios of Scudder Fund, Inc.*     and other institutions, call
                                         ($100,00 minimum), call               1-800-854-8525.
                                         1-800-541-7703.
 -------------------------------------------------------------------------------------------------------------

    Scudder Investor Relations and Scudder Funds Centers are services provided through Scudder Investor Services, Inc., Distributor.

 * Contact Scudder Investor Services, Inc., Distributor, to receive a prospectus with more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Celebrating Over 75 Years of Serving Investors

     Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer 37 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

     Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.